Investor Day Presentation September 11, 2013

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Forward-Looking Statements
Certain statements in this presentation contain or are based on "forward-looking" information within the meaning of the Private Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "expects," "intends," "plans," "anticipates," "believes," "estimates,“ and similar words or phrases.
Forward-looking statements in this presentation include, among others: our intent to separate into two independent publicly traded companies as a result of the proposed spin-off; revenue, growth and cost-efficiency expectations for the two independent companies following the spin-off; the expectation that the spin-off will be tax-free; statements regarding the resources, potential, priorities, competitive positioning and opportunities for the independent companies following the spin-off;
expectations about future dividends and the timing of the proposed transaction. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made in this presentation depending on a variety of factors, including, but not limited to: failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed spin-off; adverse effects on the market price of our common stock and on our operating results because of a failure to complete the proposed spin-off; failure to realize the expected benefits of the proposed spin-off; negative effects of announcement or consummation of the proposed spin-off on the market price of the company’s common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies in connection with the proposed spin-off;
unanticipated expenses such as litigation or legal settlement expenses; changes in capital market conditions that may affect proposed debt financing; the impact of the proposed spin-off on the Company’s or the newly formed company’s employees, customers and suppliers; disruption to business operations as a result of the proposed transaction; the inability to retain key personnel; and the inability of the companies to operate independently following the spin-off. The proposed spin-off will be subject to customary regulatory approvals, the receipt of a tax opinion from counsel, the execution of intercompany agreements, finalization of the capital structure of the two corporations, final approval of the SAIC board and other customary matters.
These are only some of the factors that may affect the forward-looking statements contained in this presentation. For further information concerning risks and uncertainties associated with our business, please refer to the filings we make from time to time on behalf of SAIC,Inc. and SAIC Gemini Inc. with the U.S. Securities and Exchange Commission (SEC), including the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Legal
Proceedings" sections of the Registration Statement on Form 10 of SAIC Gemini, Inc., and any amendment thereto, which may be viewed or obtained through the SEC’s website, www.sec.gov.
All information in this presentation is as of September 4, 2013. The Company expressly disclaims any duty to update the forward-looking statement provided in this presentation to reflect subsequent events, actual results or changes in the Company's expectations. The Company also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

SAIC.com
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SAIC Investor Day – Wednesday, September 11
Start Stop
Duration
(mins)
Topic
1:30 1:35 5 Opening Remarks and Introductions:  Paul Levi, Investor Relations & Treasurer
1:35 2:15 40 Introduction and Company Overview:  Tony Moraco, Chief Executive Officer (CEO)
2:15 2:45 30 Enterprise Information Technology & Technical and Engineering:  Nazzic Keene, Sector President
2:45 3:00 15 Break
3:00 3:30 30 Financial Highlights:  John Hartley, (CFO)
3:30 3:45 15 Closing Remarks:  Tony Moraco, (CEO)
3:45 4:30 45 Questions and Answers: Tony Moraco, Nazzic Keene, and John Hartley

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Transaction Overview
• On September 27, 2013, the Parent (to be renamed Leidos Holdings, Inc.) plans to spin-off the technical engineering and enterprise information technology business
• The IRS issued a favorable ruling as to the tax-free nature of the transaction
Distributing Company SAIC, Inc (NYSE: SAI) changing to --- Leidos Holdings, Inc. (NYSE: LDOS)
Distributed Company Science Applications International Corporation
Ticker SAIC
Exchange NYSE
Distribution Ratio One share of SAIC for each 7 shares of SAI
Expected SAIC Shares Outstanding ~ 49 million
Dividend Policy SAIC currently intends to pay an initial dividend of $0.28
(1)
per quarter on its common stock
Capital Structure $226 million Cash
$200 million Revolving Credit Facility
$500 million Term Loan
• Expected Key Dates
- When-Issued Trading Begins: September 16, 2013
- Distribution Date: September 27, 2013 (11:59 PM/ET)
- Distribution Record Date: September 19, 2013
- Regular Way Trading Begins: September 30, 2013

(1) Dividend adjusted for share distribution ratio

Company Overview Chief Executive Officer – Tony Moraco

SAIC Overview
•
Leading technology integrator
specializing in technical engineering
and enterprise IT services to the
U.S. Government
•
Long term mission service delivery
and customer relationships
•
40+ year history of successful performance
•
Significant scale and diversified contract base, over $4.0 billion in annual revenues
•
Highly skilled workforce of about 14,000 employees
•
Strong and predictable cash flow
•
Experienced management team of proven industry leaders
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$37B Army
Federal Civilian
Total US Government
SAIC Addressable
Prior to Split
~$160B
New Unconstrained
Addressable
~$25B
Customer
Addressable Spend
Navy/Marine Corps $30B
DoD Agencies /
Defense Logistics
$35B
$60B
Spin Enables Access to a Larger Federal Market
SAIC Addressable After Split
~$185B

$23B
Air Force

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Enterprise Transformation to Create a Highly
Aligned Organization
Historical SAIC, Inc. Structure New SAIC Structure
Corporate
Defense
Solutions
Group
Intelligence
Surveillance
Reconnaissance
Group
Health, Energy &
Civil Solutions
Group
Continuing Themes
World-class Delivery
Ethical Culture
Enterprise entrepreneurship
Customer / portfolio management
Organizational alignment
Market segment focused
Enhanced utilization and resource deployment
Selling enterprise capabilities
Individual entrepreneurship
Independent contract management
Silo organization structure
Diverse industries
Ad Hoc resource deployment
Business Unit focused selling
Present Themes
New Themes
Army /
Air
Force
State &,
Local,
Commercial
Navy /
Marine
Corps
Defense
Logistics
Agency
DoD
Agencies
Commands
Federal
Civilian
Enterprise IT Services
Technical & Engineering Services
Customer Affinity

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Investment Highlights
Focused on serving our customers leveraging both deep mission domain knowledge and the breadth of enabling IT solutions
Strategic alignment with the enduring mission needs of our customers
Long term relationships with all key customers, with several individual contracts over 20 years
Enduring Customer Relationships
And Mission-Orientation
Technical Experts Led by
Experienced Management
Tailored Operational Model and
Competitive Structure
66% of our employees deployed at customer sites
Over 65% of workforce hold a security clearance; 32% of workforce have a technical degree
Executive team members average over 25 years of industry experience
Effective account management and service lines for critical mission delivery
Optimized corporate center leveraging shared services for efficient pricing structures
Execute enterprise best practices to include CMMI certification
Solid Financial Position
Recurring revenue base with margin expansion potential
Strong cash flow generation and balance sheet strength
Flexibility of pursuing capital deployment alternatives
Full Lifecycle Offerings
End-to-end offerings support entire mission and enterprise lifecycles
Services include design, development, integration, training, and sustainment
Leadership position built upon differentiated offerings such as Supply Chain Management,
Hardware Integration, and Global Network Integration
Significant Scale and Diversified
Contract Base
One of the largest pure play technical services providers to the U.S. Government
Over 1,500 active contracts and task orders
Prime contractor on 91% of select premier contract vehicles across the federal government

SAIC.com © SAIC. All rights reserved. V127 12noon Mission-Oriented Services Promote Enduring Revenue 10

Enduring Customer Relationships

Customer
Army/Air Force
Navy/
Marine Corps
Defense Logistics
Agency
DoD Agencies &
Commands
Federal
Civilian
State, Local
and
Commercial
Relationship
Strength
30+ years 30+ years 30+ years 30+ years 20+ years 20+ years
Top
Customers
and
Commands
Aviation & Missile Life
Cycle Management
Command
Program Exec. Office for
Simulation, Training, &
Instrumentation
Mission & Installation
Contract Command
Air Force 754th
Electronics Systems
Group
Research, Development
& Engineering Command
Space & Naval
Warfare Systems
Command
U.S. Fleet Forces
Command
Naval Surface
Warfare Center
Crane Division
Defense Logistics
Agency Troop
Support
Defense Logistics
Agency Land and
Maritime
U.S. Central
Command
Defense
Information
Systems Agency
Missile Defense
Agency
Defense Threat
Reduction Agency
Washington
Headquarters
Services
Department of
Homeland Security
National
Aeronautics and
Space
Administration
Department of
State
Department of
Agriculture
State of
California
Toyota
Hawaii
City of San
Diego
Sample
Contract
Values /
Lengths
$820M / 3 years
$670M / 5 years
$433M / 5 years
$667M / 3 years
$245M / 5 years
$2.3B / 10 years
$1.4B / 10 years
$1.1B / 7 years
$345M / 4 years
$255M / 5 years
$4.0B / 10 years
$3.0B / 5 years
$2.6B / 10 years
$150M /
5 years
$100M /
5 years
$43M / 5 years
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Full Lifecycle Services & Solutions

Mission
& SETA
Hardware
Integration
Training &
Simulation
Logistics &
Supply Chain
Network
Integration
Software
Integration
Emerging IT
Solutions
IT Managed
Services
SAIC
Services &
Solutions
DESIGN
Engineering
& Analysis
BUILD
Develop &
Integrate
SUPPORT
Operations &
Maintenance

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Significant Scale and Diversified Contract Base
Contract Type Contract Concentration Revenue Mix
Balanced Distribution of
Revenue Sources
Scalable Prime Contracts
91% SAIC Prime Contracts
Over 1,500 Active
Contracts and Task Orders
Over $7B in Backlog
Time & Materials
29%
(1)
(1) Includes fixed-price-level-of-effort.
ID/IQ vs. Non-ID/IQ
Strong ID/IQ Contract
Win Rate
Generally a Top 5 Task
Order Awardee on
Multi-Award ID/IQ’s
Cost Reimbursable
38%
Fixed Price
33%
Materials
20%
Subcontractors
38%
Top 5
Contracts
35%
Top 6 – 10
Contracts
11%
Other
Contracts
54%
ID/IQ
86%
Non-ID/IQ
14%
Value Add Labor
42%

SAIC.com © SAIC. All rights reserved. SAIC Competitive Landscape 14 OEM Defense Contractors Pure Play SETA & Government Services Diversified IT Services SAIC competes effectively across this landscape

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Customers
SAIC Market Position
Offerings
Network Integration
Software Integration
IT Managed Services
Emerging IT
Mission & SETA
Hardware Integration
Training & Simulation
Logistics & Supply Chain
Grow Protect/Expand
Benefits
Addressable Market
$24B $60B $32B $3B $30B $60B
Operating Model to Drive Growth

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Workforce with Technical Expertise
•
About 14,000 employees
•
66% of employees deployed at
customer sites
•
Over 65% of employees hold a security
clearance
•
Large percentage of workforce with
higher education
•
Veterans account for approximately
25% of our workforce
•
Key certifications in critical technologies
across Microsoft, Cisco and VMware
Mission &
SETA
21%
Hardware
Integration
14%
Training &
Simulation
9%
Logistics &
Supply
Chain
10%
Network
Integration
7%
Software
Integration
15%
IT Managed
Services
19%
Emerging IT
Solutions
5%
Employee Demographics
Distributed Employee Base

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Experienced Leadership Team
Deborah L. James
President, Technical
and Engineering Sector
Brian F. Keenan
Executive Vice President
Human Capital Officer
Executive Vice President, SAIC Communications & Gov’t
Affairs
Senior Vice President, SAIC Business Unit General Manager
Former Assistant Secretary of Defense for Reserve Affairs,
Department of Defense
Senior Vice President, SAIC Corp Strategy
and Planning
Prior to  SAIC, Senior Vice President and General Manager,
CGI, U.S. Enterprise Markets
Communications and IT industry experience after
graduating from the University of Arizona
Executive Vice President of SAIC Human Resources
Prior to SAIC, spent more than 15 years
at Mobil and ExxonMobil in HR leadership roles
Served seven years in the U.S. Army
Nazzic S. Keene
President,
Enterprise IT Sector
Former Acting President of SAIC’s Defense Solutions Group
Led U.S. Navy and Marine Corps marketing efforts for SAIC’s
Systems Engineering Group
21 years various assignments with U.S. Army Corps of
Engineers
Thomas G. Baybrook
Chief of Administration
and Operations
Senior Vice President and SAIC Corporate Controller
Joined SAIC in 2001 as Vice President and Director of
Accounting Operations
Before joining SAIC, spent 12 years with
Deloitte LLP
John R. Hartley
Chief Financial Officer
Laura K. Kennedy
Senior Vice President
and Chief Ethics Officer
Prior to SAIC, served as Vice President for Global
Compliance at Honeywell International
Prior to Honeywell, spent 21 years in legal private
practice, specializing in the areas
of government contracts and international
trade compliance
Prior to SAIC, served as General Counsel for MWH Global,
SRA International and Raytheon Missile Systems
Prior business law experience with Sidley Austin and
Perkins Coie in telecommunications and aerospace
industries
Mark D. Schultz
Executive Vice President
General Counsel

Thomas E. Wofford
Senior Vice President,
Internal Audit
Prior to SAIC, served as Director of Global Audit for
General Electric’s Energy Division
Prior internal audit experience with Dresser, Inc., Trinity
Industries, and E-Systems, Inc.
Also served as Manager of Finance, Controller, and CFO
with E-Systems subsidiaries
Anthony J.
Moraco
Chief
Executive
Officer
President, SAIC Government Solutions Group
President, SAIC Intelligence, Surveillance, and
Reconnaissance Group
Executive Vice President, SAIC Corporate Operations
(1) Nominated to become Secretary of the U.S. Air Force
(1)

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SAIC Board of Directors

Thomas F. Frist, III *
Director since September 2009
Edward J. Sanderson, Jr. (Chairman) *
Director since October 2002
Jere A. Drummond *
Director since July 2003
Steven R. Shane
John J. Hamre *
Director since June 2005
Anthony  J. Moraco
Chief Executive Officer of Science Applications
International Corporation
Robert A. Bedingfield
* Historical SAIC, Inc. board member
(1) Nominated to become Director of the National Science Foundation
Executive Vice President of Oracle (Retired)
President of Unisys Worldwide Services
Partner at both McKinsey & Company and Accenture
(formerly Andersen Consulting)
President of Purdue University (Retired)
Chancellor at the University of California, Riverside
Chief Scientist of the National Aeronautics and Space Administration
Principal of Frist Capital, LLC
Co-Managed  FS Partners, L.L.C.
President, SAIC Government Solutions Group
President, SAIC Intelligence, Surveillance, and Reconnaissance Group
Executive Vice President, SAIC Corporate Operations
Global Coordinating Partner at Ernst & Young LLP (Retired)
Aerospace & Defense Practice Leader at Ernst & Young
Trustee of the University of Maryland at College Park Board of
Trustees since 2000
Vice Chairman of BellSouth Corporation (Retired)
President and Chief Executive Officer of BellSouth Communications
Group
President and Chief Executive Officer of BellSouth
Telecommunications, Inc
President and CEO of the Center for Strategic & International Studies
Served as Deputy Secretary of Defense
Partner at Accenture plc (Retired)
Managed Accenture’s US Federal, State and Local, Canada
Federal and Canadian Provincial businesses
Provided advisory services to the executive level at Fannie Mae and other clients
*
(1)
France A. Córdova
Director since February 2008

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Internal Transformation
Enterprise
Investments
Tailored Offerings
Key Investment Areas
Business Development Capabilities
Efficient corporate center structure
designed to the new company’s
business model
Operating model implementation
–
Focuses customer account
management
–
Optimizes resource deployments
Pipeline  expansion from OCI
elimination
Prioritized investment for Bid and
Proposal in each Customer Group
Leverage broad prime contract
vehicle base
Investments in workforce subject
matter expertise
Investments in differentiated
offerings in each service line
Technology re-use of proven offerings
for tailored solutions
Develop strategic partnerships to
enhance capabilities
Expanded Market
Share
Reinvesting in our enterprise drives shareholder value

Key Investments

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Strong
Revenue Base
With Margin
Expansion
Predictable
Cash
Generator
Capital
Deployment
Consistency
Strong Financial Position
Large, recurring revenue base; $4B+ “renewed” company
with significant scale and market position
Revenue base provides significant investment capacity
Margin opportunities in leaner, focused organization
CASH FLOW
REVENUE &
MARGIN
CAPITAL
DEPLOYMENT
Predictable free cash flow to support capital deployment
Balance sheet strength with firepower for future growth
Disciplined philosophy in deploying capital for
shareholder value
Direct return to shareholders of excess cash

Performance Strategy Summary
•
Protect
- Excellent contract execution
- Retain incumbent positions
•
Expand
customers
- Leverage existing service line portfolio to
existing customers
•
Grow
- Strategic targeting of new customers for
our mature capabilities
- Utilize differentiated offerings
Strategically aligned enterprise investments
to expand offerings
Grow into
Market Adjacencies
Expand with
Current
Customers
Protect
Our Base
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our revenue base
current offerings to current
into “white space”

Sector Overviews Sector President – Nazzic Keene

Sector Overviews
•
Deliver proven full systems lifecycle
Information technology solutions and
services
– Design, development, deployment,
management, operations, and security
•
Deliver mission critical technology
solutions solving most complex
customer IT challenges
•
Leverage technology to significantly
reduce our customers operating costs
while improving their mission support
•
Provide mission focused full life-cycle
technical, engineering, and
professional services
– Customer affinity coupled with technical
expertise
– Cost-effective solutions through enabling
technologies, tailored toolsets, and
innovative methodologies
•
Specialize in weapons system
engineering, logistics and supply chain
management, ground vehicle
integration, system upgrade and
maintenance, training and simulation,
and program support services
Intersection of mission and technology for dependable and reliable service delivery

Enterprise Information Technology Technical and Engineering
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Top Contracts & Programs

Customer / Program Scope
Period of
Performance
(POP)
Total
Contract
Value
U.S. Army/ITES-2S
Supports IT services including data centers and
software development
2006 – 2016 $1.5B
State Dept / Vanguard
Provides enterprise-wide IT network
infrastructure services
2011 – 2021 $2.6B
NASA / NICS
Manages communication services for all 80,000
network users
2011 – 2021 $1.3B
DHS / EAGLE
Provides infrastructure engineering, O&M, and
software development services
2006 – 2013 $1.2B
U.S. Army Aviation and Missile Command
Expedited Professional & Engineering
Support Services
Engineering and software support for aerospace
systems
2005 - 2013 $3B
Defense Logistics Agency Tires
Successor Initiative
Supply chain management services for military
tires
2005 - 2013 $3B
U.S. Navy Network Integration
Engineering Facility
C4I services for Navy's premier C4ISR System
Center lab
2011 –2018 $1.2B
National Aeronautics and Space
Administration JSC Safety and Mission
Assurance Engineering Contract
Safety and mission assurance engineering
support services
2013 - 2018 $200M

Service Offerings

Network
Integration
Software
Integration
IT Managed
Services
Emerging IT
Solutions
•
Design and integration for Wide
Area Networks and Local Area
Networks
•
IP telephony integration
•
Network security
•
Resiliency and redundancy
•
Certification and accreditation
•
Software application development
and maintenance
•
Rapid legacy system modernization
•
Service-oriented architecture design
•
Mobile application development
and management, application
stores
•
ERP integration
•
Mobility
•
Data center management
•
Operation and cloud migration
•
Network engineering
•
Disaster recovery
•
Managed mobile and tactical
infrastructure solutions
•
Cloud and virtualized computing
infrastructure
•
Big data and data analytics
•
Software defined networks
•
Business transformation
•
Cyber security
Enterprise Information Technology Offerings
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Technical and Engineering Offerings
Mission &
SETA
Hardware
Integration
Training &
Simulation
Logistics &
Supply Chain
•
Mission support including base security and mission engineering
•
SETA support including high-end engineering support, assistance
& advisory services, C4 systems, R&D support
•
Program Support: Program management
•
In-service engineering support
•
C5ISR system integration
services
•
Force protection systems
•
Training and mission rehearsal
planning and management
•
Scenario development
•
Live, virtual, and constructive
training
•
Simulation training aids
and products
•
Process improvement
•
Supply chain management
•
Stock management support
•
Material acquisition
•
Demand forecasting
•
Distribution
•
Sustaining engineering
•
Marine engineering
•
R&D support

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•
Contract Name: Integrated Communications
Services
•
Customer: National Aeronautics and Space
Administration
•
POP:  6/2011 - 5/2021
•
Contract Value:  $1.3 Billion
Network Integration
NASA Integrated Communications Services
Providing two thirds of the agency’s IT
infrastructure, we enhance the user
experience for more than 60,000 NASA
professionals at locations worldwide
Contract Details SAIC Offerings

•
Consolidates and manages Wide Area Networks and
Local Area Networks and provides a single, global
point of contact for every NASA center
–
Manage NASA’s Global Network connecting
numerous countries, including Russia, Australia,
Germany, Canada, Spain, Argentina, France, and
Chile
–
500+ point to point dedicated circuits
–
35,000+ switch voice circuits
–
Satellite services for each center
–
3 Wide Area Networks:  Mission, Corporate, and
Research
–
50+ LANs (including international connectivity)
–
80,000 network users
–
156,000 devices connected
–
200 connections to universities and partners

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•
Contract Name:  Vanguard 2.2.1
•
Customer:  Department of State
•
POP:  2/2011 – 2/2021
•
Contract Value:  $2.6 Billion
Maintain and enhance enterprise-wide IT network and
services infrastructure for Department of State Bureau of
Information Resource Management
IT Managed Services
–
Support 105,000 users at 385 DoS sites worldwide including
classified environments
–
24/7/365 technical Tier II and Tier III support
–
2,000+ servers
–
5,000 Blackberries / 5,000 network devices
Network Integration
–
40,000+ phone lines, including POTS and secure
–
500+ point to point direct circuits; 250+ VPNs
–
50+ satellite and microwave circuits
–
10+ connections to other government agencies
Software Integration
–
~40 active Development, Modernization, and Enhancement
(DME) projects to expand system capabilities and services
–
IT transformation projects to extend the Foreign Affairs
Network in support of other agencies
Department of State Vanguard 2.2.1
Developing a new partnership by
providing a broad spectrum of IT,
network, and software services in support
of U.S. diplomats  around the globe
Contract Details SAIC Offerings

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AMCOM Express BPA
•
Contract Name:  AMCOM Express BPA
•
Customer:  U.S. Army
•
POP:  2/2005 – 2/2015
•
Contract Value:  $3.0 Billion
Partner with customers to apply
broad-based mission, platform,
and technical knowledge to
serve unique needs
Contract Details SAIC Offerings

Mission & SETA
Training & Simulation
Software Integration
•
C4ISR/Cyber analysis and test
•
Air worthiness analysis for all special operations
helicopters, Army airplanes and unmanned aircraft
systems (UAS/Drones)
•
Corrosion prevention and control for aviation and missile
weapons systems
•
Develop and integrate advanced technologies during
entire life cycle of supported systems
•
Trained over 20,000 students in basic skills and digital
master gunner courses
•
Serious gaming solutions
•
Maintain and operate UAS simulations in support of live,
virtual and constructive simulation events
•
Lifecycle SW support for over 200 projects in the
•
aviation, UAS,  missiles, mission command,
and force protection domains

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Department of Transportation
Expanding in the Federal Aviation Administration
Network
Integration
X
Software
Integration
X
IT Managed
Services
Emerging IIT
Solutions
X
Mission
& SETA
Hardware
Integration
X X X
Logistics &
Supply Chain
X X
Training and
Simulation
X X X X X

Protect/Expand X
Network
Integration
X X X X X X
Software
Integration
X X X X
IT Managed
Services
X X X X X X X X X
Emerging IIT
Solutions
X X X X X X X
Mission
& SETA
X X X X X X
Hardware
Integration
Logistics &
Supply Chain
X X X X X X
Training and
Simulation
X X X X X X X
Full Portfolio Pipeline
ITSS-SD
$150M
2013
FCS
$110M
2013
AIMM S2
$30M
2013
CSMC
$60M
2014
IT Infr
$100M
2014
NG Init’s
$110M
2014
Flight Svcs
$400M
2014
SE2020 SB
$35M
2014
ATCOTS
$200M
2014
NAVTAC
$200M
2015
NextGen
Inititives
$107M
ATO-T
Eng
$70M
ATO-T
C&F
$32M
Volpe
TMIS
$150M
ETASS-
SB
$60M
ITSS
$156M
Current Contracts ($575M)
•
Systems Acquisition Support
•
Concept Development
•
Requirements Definition
•
Prototype Development
•
Safety Engineering
•
Testing
•
Air Traffic Control
•
Telecom, Wireless services
•
Flight and Aviation Information to Airlines or General Aviation
•
Infrastructure Support
•
Outsourced Service: Training, Helpdesk, Cloud
•
Management, Cloud solutions, IT application to support
non-NAS functions
Current Contracts Opportunities
FY2012 FAA Addressable Market
$3B
Grow X
New focus area for SAIC Traditional market
space for SAIC
SAIC Market Position
Enterprise IT
Technical Services

SAIC.com
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Stable and
Predictable
Revenue
Incremental
Revenue &
Profit
Accelerated
Profitable
Growth
Integrated Growth Strategy
Recognized and valued by our customers as trusted and
highly capable partner dedicated to their mission success
– Dedicated client management team
– Flawless execution of proven services and solutions
Maximize position in mission critical areas
– Global network integration
– Combat & weapon systems engineering, integration, and modernization
– Supply chain management including prime vendor maintenance & repair operations

EXPAND
PROTECT
GROW
Leveraging our strong 40+ year SAIC heritage while thoughtfully investing in the future to retain our competitive advantage
– Expand market position in existing clients by selling the full enterprise
Growth Opportunities in
– Cloud – migration and brokerage Solutions
– Mobility systems integration
– “Government side” engineering and technical support
– Hardware integration, integrated training, and logistics services
Well positioned for future growth selling proven, market leading solutions into adjacent markets
•
– Next generation enterprise networks & unified communications
– ITaaS Platform – all IT as a service
– Managed services, outsourced solutions
– Enterprise IT and technical and engineering services (e.g. Air Force)
– Technical services expansion/OCI uplift (e.g NAVAIR/NAVSEA)

Our Model Will Drive Operational Excellence & Growth
•
Building on our 40+ year
history of serving our
customers
•
Dedicated account
management teams of
experienced senior executives
•
Improved customer
relationships through focused
account management
•
More effectively sell and deliver
the entire range of SAIC’s
services and solutions to all
customers, both current and
new

Services and Solutions
Functional Alignment
•
Enhanced, innovative
capabilities and solutions
through service group
alignment and focus on
best-in-class
•
Through enterprise-wide
resource planning, easier,
quicker access to the right
resources at the right time,
wherever in SAIC they reside
•
Leverage enterprise-wide
skills and expertise for
program needs and issue
resolution
•
A highly competitive cost
structure to bid and win
more profitable work
•
Optimized services
across the company to
maintain competitive
rates that help stretch
customer budgets
Customer Centric
SAIC.com
© SAIC. All rights reserved.
One ‘connected’ team focused on enterprise goals and
aligned on company success

Financial Overview Chief Financial Officer – John R. Hartley

SAIC.com
© SAIC. All rights reserved. V127 12noon
Financial Objectives Post Spin
• Low single digit revenue growth in challenging market
–
Considering revenue base of approximately $4 Billion
• Incremental operating margin improvement
–
Indirect cost structure efficiency, increased value added content, and solid program execution
• Efficient free cash flow in excess of net income
• Effective and disciplined capital deployment
–
Deploying cash in excess of minimum operating needs
Strong Cash Flows
Disciplined Capital
Deployment
Margin Performance Solid Financial Position

SAIC’s financial objectives designed to grow
shareholder value

SAIC.com
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SAIC – Creating Shareholder Value
Organizational alignment
Value Proposition Principles:
Say what we do
Do what we say
Transparency of mission
Make our value proposition clear

Grow shareholder value through delivery of return on investment
•
Understood and executed at every level
of the enterprise
•
Explicit and disciplined in how we
deliver value
•
Tangible metrics that measure our
progress
•
Well aligned incentives that drive
behavior throughout the enterprise
•
Transparency with investors to provide
visibility into business

SAIC.com
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Financial Performance
Revenues
(1)
($ in millions)
$3,850
$4,767
$4,637
$4,690
$4,100
FY 2011 FY 2012 FY 2013 FY 2014E
• ~$400M loss of DGS contract
• ~$100M OCO drawdown
• ~$125M Sequestration/budget pressures
(1)  Excludes revenues performed by parent.

Revenue Drivers
Stable and Diversified  Base
Expand Existing Customer
Grow Underserved Agencies
Revenue Performance
Solid Book-to-Bill and Backlog

SAIC.com
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Aligned with Performance Measures
Army /
Air Force
State, Local
and
Commercial
Navy /
Marine
Corps
Defense
Logistics
Agency
DoD
Agencies &
Commands
Federal
Civilian
Customer Organization Revenue
Offerings
Network Integration
Software Integration
IT Managed Services
Emerging IT Solutions
Mission & SETA
Hardware Integration
Training & Simulation
Logistics & Supply Chain
Benefits
Service
Organization
Revenue

Incentive Structure Aligned
with Operational Priorities

SAIC.com
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Backlog
Historical Backlog
($ in millions)

•
Continued increase in ID/IQ contracts
•
Award delays continuing
•
Growth in pending awards
Book to Bill Ratio
(1) H1 FY 2014 book to bill ratio.
(1)
2,144
2,056
1,953
1,664
6,204
6,655
5,811
5,209
$8,348
$8,711
$7,764
$6,873
FY 2011 FY 2012 FY 2013 Q2 FY 2014
Funded Backlog Negotiated Unfunded Backlog
-- 1.1x 0.8x 0.6x

SAIC.com
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Financial Performance
(1) Excludes $28 million of separation transaction expenses in FY 2013. FY14 will also reflect separation transaction expenses.
Operating Income Drivers

Operating  Income Improvement
$0
$100
$200
$300
$400
FY 2011 FY 2012 FY 2013
4%
5%
6%
7%
8%
$329
$299
$309
6.9%
6.4%
6.6%
Operating Income Operating Income %
Reduce indirect cost
Increase value add base
Leverage scale
Strong Program Execution
(1)
Operating Income (Excluding Separation Expenses)
($ in millions)

SAIC.com
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Operating Income Drivers
Current
Current Current Current
Future
Future Future
Future

•
Corporate organization
designed for entire
organization
•
Significant Group indirect
infrastructure
•
Incentives motivate
subcontract activities
•
Value added base
decreasing (currently only
42% of revenue)
Costs structure motivates
lowering contract fees to be
competitive
Decentralized business
models with reactive program
management approach
Indirect cost structure
efficiency
Vigilance about removing
unnecessary costs
Manage unallowable and
unbillable costs
Incentives aligned to motivate
SAIC content and collaboration
Explicit about capabilities we
provide and what we partner for
Value added base increasing
Bid more contract fee with
competitive cost structure
and differentiated solutions
Capability alignment promotes
proactive program management
approach
Improve fee performance on all
programs
Continue to make our customers
successful
Cost Optimization
Increase Value
Added Base
Leverage Scale Program Execution
Success Indicator
Bid fee versus actual
fee performance
Success Indicator
Fee performance by
service offering
Success Indicator
Percentage of value
add versus subcontract
labor by capability
Success Indicator
Best in class indirect
rates versus peers

SAIC.com
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Near-Term Cost Optimization Opportunities
Organizational
Simplification
Facility Rationalization Benefit Alignment Strategic Sourcing
Current Current Current Current
Separate support functions
across the organization
Complicated structure
Redundant internal processes
118 locations occupying ~3.2
million square feet
Common across entire
enterprise
Limited use of competitive
benefit packages
Separate vendor
relationships among
segments
Future Future Future Future
Centralize shared services
infrastructure with efficient
support model
Discontinue certain internal
processes for more efficient
client service
Close about 50 sites and
reduce about 20 sites (~1.1
million square feet)
Benefits better aligned to
market
Disciplined utilization of
competitive benefit packages
Centralize strategic sourcing
function
Negotiate more effectively
with vendors by leveraging
buying power

Multiple of Net Income
1.3x 1.7x 1.5x
Historical Operating Cash Flow
($ in millions)
$261
$303
$280
FY 2011 FY 2012 FY 2013
• Operating cash flow generation of greater than 1.0x of net income on long term basis
• Capital expenditures are expected to be less than 1% of total revenues
• FY14 cash flow negatively impacted by cancellation of
governments accelerated payment program (~$30M)
• Ample flexibility to pursue capital deployment alternatives
$208
$182  $182
FY 2011 FY 2012 FY 2013
Historical Net Income
($ in millions)
Historical Net Income and Cash Flow Generation
FY13 includes separation transaction expenses net of tax
SAIC.com
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SAIC.com
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Capital Structure Overview
Capitalization
($ in millions)
Debt Maturity Profile
($ in millions)
$138M

(1) Undrawn, 5-year $200 million Senior Unsecured Revolving Credit Facility.
(2) EBITDA excludes Gemini transaction/separation expenses.
--
$13
$31
$44
$50
$362
FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019
$500M Term Loan at Spin
5/3/2013
Pro Forma
Cash $226
New Revolving Credit Facility
--
New Term Loan Facility (Fixed Rate with Interest Rate Swap) $500
Capital Lease Obligations & Notes Payable 3
Total Debt $503
Total Book Equity 384
Total Capitalization $887
Credit Statistics
Total Debt / FY 2014 EBITDA Less than 2.0x
(1)

SAIC.com
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SAIC FY14 Guidance
•
Revenue $3.85 Billion to $4.10 Billion
•
Diluted Earnings Per Share (1) (2) $0.34 to $0.38
•
Operating Cash Flow Equal to or Greater Than
$125 Million
(1) Based upon SAIC, Inc. average effective share count of 343 Million at September 4, 2013, includes estimated transaction expenses of $35M net of taxes.
(2) After adjustment for the distribution in the spin transaction ratio of one (1) SAIC share for every seven (7) SAI owned, Diluted Earnings Per Share guidance will be $2.38 to $2.66, as adjusted.

SAIC.com
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Long Term Financial Targets FY14 to FY16
Annual Organic Revenue Growth Low single-digit growth
Target Operating Margin (for 3 to 5 years) Year-over-Year Increase
Tax Rate 35% to 40% range
Maximize cash flow generation, free cash flow to
exceed net income
Deploy excess cash for shareholder
value creation

SAIC.com
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Capital Allocation Priorities
•
Dividend – Maintain relative portion of historical SAIC, Inc.
•
Debt Reduction – Not intended in excess of required amortization
•
Capital
Deployment–
For shareholder value creation

Capital deployment in excess of minimum operating cash level current dividend

Closing Remarks Chief Executive Officer – Tony Moraco

SAIC.com
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Investment Highlights
Enduring Customer Relationships
and Mission-Orientation
Technical Experts Led by
Experienced Management
Tailored Operational Model and
Competitive Structure
Solid Financial Position
Full Lifecycle Offerings
Significant Scale and Diversified
Contract Base